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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): June 10, 2003



                         UNITED STATES EXPLORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                         1-13513                     84-1120323
----------------                ---------------            -------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

                            1560 Broadway, Suite 1900
                             Denver, Colorado 80202
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code (303) 863-3550
                                                           --------------


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 10, 2003, the Registrant issued the press release attached as
Exhibit 99.1 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1 -- Press release issued by the Registrant on June 10, 2003.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED STATES EXPLORATION, INC.


                                      By: /s/ Bruce D. Benson
                                         ---------------------------------------
                                         Bruce D. Benson, Chairman of the Board,
                                         Chief Executive Officer and President
Date:  June 10, 2003




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                                  EXHIBIT INDEX


Exhibit
Number            Description
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
 99.1             Press release issued by the Registrant on June 10, 2003.
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